UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2005

Legg Mason, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-8529	52-1200960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Light Street, Baltimore, Maryland	21202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 539-0000

(Former name or former address, if changed since last report)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the completion of the transaction contemplated by the previously reported Transaction Agreement, dated as of June 23, 2005, between Legg Mason, Inc., a Maryland corporation (the “Company”), and Citigroup Inc., a Delaware corporation (“Citigroup”) (as amended, the “Transaction Agreement”), pursuant to which the Company agreed to acquire subsidiaries of Citigroup that constitute substantially all of Citigroup’s worldwide asset management business (“CAM”) in exchange for Company subsidiaries that constitute its private client brokerage and capital markets businesses and other consideration, the Company entered into certain agreements with Citigroup, as described below.

Amendment Agreement

The Company entered into an Amendment Agreement with Citigroup, dated as of November 30, 2005, which amends certain provisions of the Transaction Agreement, which is described in the Current Report on Form 8-K of the Company filed with the Securities and Exchange Commission (the “SEC”) on June 29, 2005.

The foregoing description of the Amendment Agreement is qualified in its entirety by reference to the Amendment Agreement, which is filed hereto as Exhibit 10.2 and incorporated herein by reference.

Investor Rights Agreement

In connection with the issuance and delivery to Citigroup of 5,393,545 shares of common stock (the “Common Stock”) of the Company and 13.346632 shares of non-voting convertible preferred stock of the Company convertible, upon transfer, into 13,346,632 shares of common stock (as converted, together with the Common Stock, the “Shares”) as further described in Item 2.01 hereof, the Company entered into a Registration and Investor Rights Agreement dated as of December 1, 2005 with Citigroup (the “Investor Rights Agreement”). Under the Investor Rights Agreement, the Company will promptly file and use its reasonable best efforts to cause to be declared effective by the SEC no later than March 1, 2006 a shelf registration statement providing for the resale from time to time of such number of Shares as Citigroup requests, such number not to exceed two-thirds of the Shares. Citigroup is entitled to effect four fully marketed underwritten takedowns under the shelf registration statement. Citigroup may also on two occasions demand that the Company file registration statements with the SEC providing for “one-off” offerings of all or a portion of the Shares. Subject to certain exceptions, Citigroup is also entitled to piggyback registration rights upon any registration for sale of any of the Company’s common equity securities pursuant to a registration statement under the Securities Act. Subject to customary exceptions, Citigroup may not transfer Shares that constitute more than 1% of the outstanding Common Stock to any one person, and may only transfer any of the Shares to a person whose beneficial ownership of outstanding Common Stock, including the Shares to be transferred to such person, does not exceed 4.9% of the outstanding Common Stock. These restrictions on transfer will not apply to: any transfer to an affiliate of Citigroup or to the Company, any transfer pursuant to Rule 144 under the Securities Act or offerings made under a shelf registration statement, demand registrations or piggyback registrations.

Citigroup may not sell more than two-thirds of the Shares within the first 12 months following the Closing Date and may not publicly sell any of the Shares before March 1, 2006. Until the later to occur of the tenth anniversary of the Closing Date and the date on which Citigroup and its affiliates beneficially own 3% or less of the outstanding Common Stock, without the prior consent of the Company, Citigroup may not acquire or agree to acquire, directly or indirectly, more than 3% of the outstanding voting securities of the Company or more than 14.9% of the outstanding capital stock of the Company.

The foregoing description of the Investor Rights Agreement is not complete and is qualified in its entirety by reference to the Investor Rights Agreement, which is filed hereto as Exhibit 10.3 and incorporated herein by reference.

Transition Services Agreements

Citigroup and the Company entered into three Transition Services Agreements, each dated as of December 1, 2005, relating to the worldwide asset management business purchased by the Company from Citigroup, and the private client brokerage and capital markets businesses purchased by Citigroup from the Company, respectively. Under each agreement, the respective seller agreed to provide, or cause to be provided, to the purchaser of the respective business all services (other than investment advisory services) provided to the business in the ordinary course prior to the date of the agreement as set forth in the agreement. In addition, the respective purchaser agreed to provide, or cause to be provided, to the seller of the respective business all services (other than investment advisory services) provided to the seller by the transferred business in the ordinary course prior to the date of the agreement as set forth in the agreement. Under each agreement, the respective services are to be provided for up to two years, during which the recipient of each service pays the costs incurred by the party providing the service in connection with providing the service, for as long as the service is provided. The service recipient may terminate the services on an individual basis, as the applicable transition progresses. Each Transition Services Agreement also provides for the confidentiality of information disclosed under the agreement, and for a variety of indemnities.

The foregoing description of the Transition Services Agreements is not complete and is qualified in its entirety by reference to the Transition Services Agreements, which are filed hereto as Exhibits 10.4, 10.5 and 10.6 and incorporated herein by reference.

$130 Million Revolving Credit Agreement

On December 1, 2005, CAM North America, LLC, which became a subsidiary of the Company in the Transaction (“CAM NA”), as Borrower, and Citicorp North America, Inc., as Lender (the “Lender”), entered into an unsecured 364-day Revolving Credit Agreement (the “Credit Agreement”) pursuant to which the Lender will make available to CAM NA a revolving credit facility in an amount of $130 million. CAM NA will use this revolving credit facility to fund working capital needs and for general corporate purposes. The revolving credit facility will be available from the Closing Date under the Credit Agreement until the date that is 364 days after the Closing Date under the Credit Agreement and will be payable in full at maturity 364 days from the Closing Date under the Credit Agreement. In the Credit

Agreement, CAM NA has agreed to standard covenants. The Lender is a subsidiary of Citigroup.

$62 Million Term Note

On December 1, 2005, CAM NA unconditionally promised to pay the Lender the principal amount of $62 million on the date that is 364 days from December 1, 2005, together with interest on the unpaid principal amount from December 1, 2005 until the principal amount has been paid in full, all pursuant to a promissory note executed by CAM NA in favor of the Lender (the “Term Note”). The Term Note memorializes existing intercompany payables to or borrowings from Citigroup (or an affiliate thereof). In the Term Note, CAM NA has agreed to standard covenants.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 1, 2005, the Company completed the acquisition of CAM from Citigroup in exchange for (i) all outstanding stock of Company subsidiaries that constitute its private client brokerage and capital markets businesses; (ii) 5,393,545 shares of Common Stock and 13.346632 shares of non-voting convertible preferred stock of the Company convertible, upon transfer, into 13,346,632 shares of Common Stock and (iii) $512 million in cash (the “Transaction”), pursuant to the Transaction Agreement. Under the Transaction Agreement, the parties agreed to a post-closing purchase price adjustment that may increase the price to be paid by the Company by up to $300 million based on the retention of certain assets under management nine months after the closing of the Transaction, which the Company expects would be paid by borrowing under the $300 million 5-Year Credit Agreement entered into by the Company with Citicorp North America, Inc. on November 23, 2005. As a result of the Transaction, the Company expects that it will recognize an approximately $1.1 billion gain, net of approximately $95 million in costs related to the sale, including approximately $82 million for acceleration of vesting of employee stock compensation awards, from the sale of its private client brokerage and capital markets businesses (approximately $640 million after tax) in the quarter ended December 31, 2005.

The cash consideration paid by the Company was obtained from borrowings under the $700 million term loan described in the Company’s Current Report on Form 8-K filed with the SEC on October 20, 2005 for which Citibank, N.A., is Administrative Agent and Citigroup Global Markets Inc., is Lead Arranger and Book Manager (the “Syndicated Loan Agreement”). Citibank, N.A. and Citigroup Global Markets Inc. are subsidiaries of Citigroup.

The foregoing summary is qualified by reference to the full text of the Transaction Agreement, which is an exhibit hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the Credit Agreement described above in Item 1.01, which disclosure is incorporated herein by reference, CAM NA may borrow from time to time amounts from the Lender under a revolving credit facility that do not exceed $130 million outstanding at any time to fund working capital requirements or for general corporate purposes. Amounts may be borrowed under the Credit Agreement during the 364-day period commencing on the Closing Date under the Credit Agreement. All outstanding amounts under the revolving credit facility will be payable in full at maturity 364 days from the Closing Date under the Credit Agreement, and amounts outstanding thereunder may be prepaid from time to time by CAM NA. Events of default under the Credit Agreement, the occurrence of which may trigger an acceleration of amounts outstanding under the revolving credit facility, include (i) a cross-default under the Syndicated Loan Agreement and (ii) standard events of default, including (A) aggregate payment defaults by the Company and its significant subsidiaries (which include CAM NA) on at least $50 million in other indebtedness, and (B) failures by the Company and its significant subsidiaries (which include CAM NA) to pay unstayed judgments or court orders in an aggregate amount in excess of $50 million.

Pursuant to the Term Note described above in Item 1.01, which disclosure is incorporated herein by reference, the Term Note memorializes existing intercompany payables to or borrowings from Citigroup (or an affiliate thereof). The principal amount of the Term Note, and interest on the unpaid principal amount of the Term Note from and including the date thereof until the principal amount thereof is paid in full, will be payable in full at maturity 364 days from the date of the Term Note, and amounts outstanding thereunder may be prepaid from time to time by CAM NA. Events of default under the Term Note, the occurrence of which may trigger an acceleration of amounts outstanding under the Term Note, include (i) a cross-default under the Syndicated Loan Agreement and (ii) standard events of default, including (A) aggregate payment defaults by the Company and its significant subsidiaries (which include CAM NA) on at least $50 million in other indebtedness, and (B) failures by the Company and its significant subsidiaries (which include CAM NA) to pay unstayed judgments or court orders in an aggregate amount in excess of $50 million.

On December 1, 2005, the Company provided the Lender with a guarantee of the obligations of CAM NA under the Credit Agreement and the Term Note.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On December 1, 2005, the Company’s management adopted a plan of termination (the “Plan”) under which the employment of certain CAM employees will be terminated. The Plan was adopted in connection with the acquisition of CAM. Under the Plan, the Company expects to pay one-time termination benefits to the affected employees in an aggregate amount currently estimated to be approximately $30 million. All of the expected termination benefits under the Plan will be paid in cash, and approximately half of these benefits will be recorded as additional purchase consideration. The Company has begun to implement the Plan and expects to complete it within one year.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Transaction Agreement, on December 1, 2005, the Company issued to Citigroup as part of the consideration in the Transaction 5,393,545 shares of Common Stock and 13.346632 shares of non-voting convertible preferred stock of the Company. The preferred stock will automatically convert into an aggregate of 13,346,632 shares of Common Stock upon transfer to an entity that is not an affiliate of Citigroup. This issuance of these securities was made pursuant to an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Transaction, the Company filed articles supplementary creating the Series A Non-Voting Convertible Preferred Stock of the Company with the Secretary of State of the State of Maryland on November 29, 2005, which were approved by the Board of Directors of the Company. Pursuant to the articles supplementary, the shares of the Company’s Series A Non-Voting Convertible Preferred Stock will automatically convert into shares of its Common Stock (at a rate of one million shares of Common Stock per share of preferred stock) upon the transfer by the initial holder or any affiliate thereof of such shares of Series A Non-Voting Convertible Preferred Stock to a person, other than to the initial holder or any affiliate thereof. The articles supplementary further describe the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions for redemption of the Series A Non-Voting Convertible Preferred Stock.

The foregoing description of the articles supplementary is not complete and is qualified in its entirety by reference to the articles supplementary, which are filed hereto as Exhibit 3.1 and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro forma financial information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K reflecting the acquisition of CAM will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

3.1	Articles Supplementary, filed November 29, 2005.

10.1	Transaction Agreement, dated as of June 23, 2005, between Legg Mason, Inc. and Citigroup Inc. (incorporated by reference to Exhibit 2.1 to Legg Mason, Inc.’s Current Report on Form 8-K filed on June 29, 2005).

10.2	Amendment Agreement, dated as of November 30, 2005, between Legg Mason, Inc. and Citigroup Inc.

10.3	Registration and Investor Rights Agreement, dated as of December 1, 2005, between Legg Mason, Inc. and Citigroup Inc.

10.4	Transition Services Agreement, dated as of December 1, 2005, between Citigroup Inc. and Legg Mason, Inc.

10.5	Private Client Transition Services Agreement, dated as of December 1, 2005, between Citigroup Inc. and Legg Mason, Inc.

10.6	Capital Markets Transition Services Agreement, dated as of December 1, 2005, between Citigroup Inc. and Legg Mason, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGG MASON, INC.
(Registrant)

	By:	/s/ Thomas P. Lemke
	Name:	Thomas P. Lemke
	Title:	Senior Vice President and General Counsel

Date: December 7, 2005

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles Supplementary, filed November 29, 2005.

10.1	Transaction Agreement, dated as of June 23, 2005, between Legg Mason, Inc. and Citigroup Inc. (incorporated by reference to Exhibit 2.1 to Legg Mason, Inc.’s Current Report on Form 8-K filed on June 29, 2005).

10.2	Amendment Agreement, dated as of November 30, 2005, between Legg Mason, Inc. and Citigroup Inc.

10.3	Registration and Investor Rights Agreement, dated as of December 1, 2005, between Legg Mason, Inc. and Citigroup Inc.

10.4	Transition Services Agreement, dated as of December 1, 2005, between Citigroup Inc. and Legg Mason, Inc.

10.5	Private Client Transition Services Agreement, dated as of December 1, 2005, between Citigroup Inc. and Legg Mason, Inc.

10.6	Capital Markets Transition Services Agreement, dated as of December 1, 2005, between Citigroup Inc. and Legg Mason, Inc.